Annual Report July 31, 1997

                                   OPPENHEIMER

                                  Pennsylvania
                                 Municipal Fund


[CHECKBOOK AND PENCIL GRAPHIC]


[OPPENHEIMER GRAPHIC]
OppenheimerFunds(SM)
THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

Contents

 3     President's Letter

 4     Fund Performance

 6     An Interview
       with the Fund's
       Managers

11     Statement of
       Investments

16     Statement of
       Assets &
       Liabilities

18     Statement of
       Operations

19     Statements of
       Changes in
       Net Assets

20     Financial Highlights

22     Notes to Financial
       Statements

28     Independent
       Auditors' Report

29     Federal Income
       Tax Information

30     Officers & Trustees

32     Information &
       Services


[bullet] Pennsylvania's solid gains are largely due to the state's sound economic move away from over-reliance on steel industries and into broader-based companies, such as healthcare.

[bullet] We focused on higher-quality bonds, because investors weren't being compensated for taking higher risks associated with lower-rated bonds

[bullet] We favor revenue bonds over general obligation bonds because they are backed by the earnings of specific projects, such as bridge tolls and sewer charges.


Total Returns
For the Year Ended 7/31/97(1)

Class A
  1 year
  9.68%

Class B
  1 year
  8.86%

Class C
  1 year
  8.84%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   2 Oppenheimer Pennsylvania Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OF BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Pennsylvania
Municipal Fund

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed.

      On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

      As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

      On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

      With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

      To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill                                    August 21, 1997

                   3 Oppenheimer Pennsylvania Municipal Fund

Performance update
--------------------------------------------------------------------------------

Avg Annual Total Returns
For the Period Ended 6/30/97(1)

Class A
                   Since
 1 year   5 year   Inception

 2.89%    5.55%    6.64%

Class B
                   Since
 1 year   5 year   Inception

 2.12%    N/A      4.19%

Class C
                   Since
 1 year   5 year   Inception

 6.09%    N/A      6.39%

Oppenheimer Pennsylvania Municipal Fund has per formed very well over the past twelve months, edging out many of its competitors. In this Fund, approximately 90% of the Fund's assets are invested in revenue bonds, while the other 10% are invested in general obligation bonds. Because revenue bonds' earnings are backed by specific projects, such as bridge tolls and sewer charges, our heavy weighting to these bonds benefited the Fund's overall performance.


Growth of $10,000
Over five years
(without sales charges)(2)

[TABULAR REPRESENTATION OF MOUNTAIN CHART]


          Oppenheimer Pennsylvania                Lehman Brothers Municipal
          Municipal Fund Class A shares           Bond Index

6/30/92             10000                                    10000
                    10238                                    10266
                    10445                                    10452
                    10938                                    10840
                    11255                                    11195
                    11688                                    11573
                    11826                                    11735
                    11184                                    11091
                    11035                                    11214
                    11092                                    11291
                    10913                                    11129
                    11699                                    11915
                    11978                                    12230
                    12211                                    12554
                    12765                                    13072
                    12630                                    12914
                    12707                                    13013
                    13010                                    13313
                    13314                                    13652
                    13304                                    13620
6/30/97             13719                                    14090


1. These returns are provided as of the most recent quarter end to facilitate comparisons. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current initial sales charge of 4.75%. Class A shares were first publicly offered on 9/18/89. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 5/1/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1992. Lehman Brothers Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors. Past performance does not guarantee future results.


                   4 Oppenheimer Pennsylvania Municipal Fund

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Pennsylvania Municipal Fund is for investors looking for a source of income that's exempt from federal and Pennsylvania taxes.

Credit Allocation(3)

[TABULAR REPRESENTATION OF PIE CHART]

AAA            43.5%
AA             12.5
A              18.6
BBB            21.1
BB              2.6
Not Rated       1.7

What We Look For

[bullet] Securities that provide high income.

[bullet] Sectors and regions that offer relative value.

[bullet] Municipal projects or regions with improving credit quality.

[bullet] Investment opportunities from a wide range of securities statewide.

Top Five Sectors(4)
-------------------------------------------
Hospital/Healthcare                   23.8%
-------------------------------------------
Higher Education                      13.0
-------------------------------------------
Highways                               9.6
-------------------------------------------
Resource Recovery                      8.7
-------------------------------------------
Single Family Housing                  8.5
-------------------------------------------


3. Portfolio data are dollar-weighted based on total investments at value and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 1.7% of total investments) but to which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

4. Sector weightings are as of 7/31/97, represent a percentage of total investments at value, and are subject to change.

                   5 Oppenheimer Pennsylvania Municipal Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed during the fiscal year ended July 31, 1997?

Oppenheimer Pennsylvania Municipal Fund's Class A shares have provided a total rate of return, before sales charges, of 9.68% for the one-year period ended July 31, 1997.1 This competitive return helped the Fund outperform many of its peers in the Pennsylvania municipal debt fund category ranked by Lipper Analytical Services for the one-year period ended July 31, 1997.(2)

"We found many high-yielding bonds in the strengthening healthcare sector."

What influences and events had the greatest effect on the municipal market?

Yields on municipal bonds generally followed the trends established over the past twelve months by taxable bonds, such as U.S. Treasury securities. However, during the twelve-month period, taxable and tax-exempt bond markets experienced a relatively high level of volatility. Bond yields rose and fell with investors' changing outlooks for economic growth, inflation and federal monetary policy. When the economy appeared to be growing quickly, investors became concerned about a resurgence of inflation and a more restrictive monetary policy. During April, long-term interest rates peaked, then declined by the end of July to the lowest rates during the period. When the economy appeared to be slowing, investors seemed confident that inflation would not be a problem.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 7/31/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 24 of 62 (1-year), 18 of 49 (3-year) and 17 of 23 (5-year) among Pennsylvania municipal debt funds for the period ended 7/31/97. Past performance does not guarantee future results.


                   6 Oppenheimer Pennsylvania Municipal Fund

[PHOTO OF PORTFOLIO MANAGEMENT TEAM]
Portfolio Management Team (l to r)
Jerry Webman
Bob Patterson
(Fund Manager)

What developments in Pennsylvania contributed to the Fund's performance?

While Pennsylvania is participating in the generally positive economic environment that pervades most of the United States, it is not growing as robustly as some states outside the Northeast.

        The state is making progress in its transition from a primarily industrial economy to a broader-based mix of manufacturing and service companies. For example, Pittsburgh has transformed its economy from over-reliance on the steel industry to a more diversified base of service industries, especially healthcare. We attribute this successful shift to the state's conservative leadership, which has made sound decisions and encouraged economic growth.

How did you manage the Fund in this environment?

We continued to follow the time-tested investment strategies we have used for years. Regardless of market conditions, we prefer to keep our shareholders' assets fully invested in a diversified portfolio of good-quality securities that provide competitive levels of income and attractive relative values. Within that fully invested position, we attempt to boost returns and reduce risks.

        One of the ways we do this is by actively managing the portfolio's effective average duration--a measure of the portfolio's sensitivity to changes in interest rates. By changing the portfolio's average duration relative to the Fund's investment benchmark, we have been able to benefit when interest rates are falling and protect ourselves when rates rise.


                   7 Oppenheimer Pennsylvania Municipal Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

For example, we've had a very positive view on inflation recently, and that's caused us to keep the portfolio's average duration relatively long in order to be exposed to declining interest rates. When interest rates are rising, we try to keep our average duration relatively short.

"By changing the Fund's duration, we benefited when interest rates were falling..."

What market sectors did you find attractive and which did you avoid?

While we were able to find creditworthy investments in virtually every area of the Pennsylvania bond market, we focused on those municipalities, authorities and agencies whose bonds offered the most competitive income and best values. We were very selective in our purchases of new bonds. For example, the strengthening healthcare sector enabled us to invest in relatively high-yielding bonds issued to finance the construction and renovation of hospitals. We believe these hospitals are taking steps to ensure their viability in a more competitive environment. On the other hand, we have generally avoided bonds issued by smaller cities and municipalities. That's because we believe these localities may have difficulty shouldering the increased burden of mandated programs that have been shifted to them by state and federal governments.

        In addition, we continue to favor revenue bonds that are backed by the earnings of specific projects, such as bridge tolls and sewer charges, over general obligation bonds that are backed by general tax revenues. The portfolio now consists of approximately 90% revenue bonds and 10% general obligation bonds, diversified throughout the state and comprising both insured and noninsured securities.


                   8 Oppenheimer Pennsylvania Municipal Fund

How did the Fund's credit quality change during the period?

The Fund consistently maintained an average credit rating within the A to AA (or Aa) range. Strong economic conditions helped produce adequate tax revenues for many Pennsylvania municipal borrowers, reducing their need to finance deficits in the public markets. In addition, the difference in yields between investment-grade and below-investment-grade bonds narrowed considerably as more investors reached for higher yields in a low-supply environment. When "spreads" narrow, we tend to focus on higher-quality bonds because our shareholders are not adequately compensated for assuming the higher risks associated with lower-rated bonds.

"...and protected ourselves when rates were rising."

What is your outlook for the Pennsylvania municipal bond market?

We are cautiously optimistic. Our optimism is rooted in the nation's economy, which is in its seventh year of expansion. This economy is unusual because it has been characterized by moderate growth without an acceleration of inflation. As long as inflationary pressures remain benign, our outlook for interest rates and the bond market should be positive. We are also optimistic regarding further strengthening of Pennsylvania's economy on both the state and local levels. On the other hand, we are tempering our optimism with caution because no market or economy moves in a straight line. In our view, the risk for the foreseeable future is that the economy will grow faster than is currently expected, causing inflation fears to surface among bond investors. While we do not expect these fears to persist, they may cause volatility over the short term. Therefore, we intend to remain vigilant when it comes to protecting our shareholders from the brunt of market declines, while enabling them to participate in the bulk of the market's gains.

                   9 Oppenheimer Pennsylvania Municipal Fund

Financials
--------------------------------------------------------------------------------






                   10 Oppenheimer Pennsylvania Municipal Fund

Statement of Investments   July 31, 1997

                                                 Ratings:
                                                 Moody's/
                                                 S&P/Fitch         Face         Market Value
                                                 (Unaudited)       Amount       See Note 1
--------------------------------------------------------------------------------------------
Municipal Bonds and Notes -- 98.2%
--------------------------------------------------------------------------------------------
Pennsylvania -- 88.8%
Beaver Cnty., PA IDAU PC Collateral RRB,
Toledo Edison Project, Series A, 7.75%,
5/1/20                                           Ba2/BB           $2,000,000      $2,268,360
--------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Ohio
Edison Project, Series A, FGIC Insured,
7.75%, 9/1/24                                    Aaa/AAA/AAA       1,000,000       1,092,400
--------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC
Insured, Inverse Floater, 8.33%, 11/10/20(1)     Aaa/AAA/AAA       1,000,000       1,221,250
--------------------------------------------------------------------------------------------
Blair Cnty., PA HA RB, Altoona Hospital
Project, AMBAC Insured, Inverse Floater,
7.49%, 7/1/14(1)                                 Aaa/AAA/AAA         700,000         806,141
--------------------------------------------------------------------------------------------
Delaware River Port Authority RRB,
Delaware River Bridges, AMBAC Insured,
7.375%, 1/1/07                                   Aaa/AAA/AAA         770,000         820,412
--------------------------------------------------------------------------------------------
Delaware Cnty., PA Authority Health Care
RB, Mercy Health Corp. Southeastern,
Series B, 6%, 11/15/07                           NR/BBB+/BBB+      2,830,000       2,988,423
--------------------------------------------------------------------------------------------
Delaware Cnty., PA Authority University RB,
Villanova University, MBIA Insured, 6.90%,
8/1/16                                           Aaa/AAA           1,000,000       1,091,550
--------------------------------------------------------------------------------------------
Erie, PA Higher Education Building
Authority College RB, Mercyhurst College
Project, Prerefunded, 7.85%, 9/15/19             NR/AAA            1,000,000       1,078,520
--------------------------------------------------------------------------------------------
Langhorne Manor Boro, PA Health &
HEAU RB, Woods Schools Project,
Prerefunded, 8.75%, 11/15/14                     NR/AAA            1,000,000       1,121,470
--------------------------------------------------------------------------------------------
Lehigh Cnty., PA General Purpose
Authority RB, Lehigh Valley Hospital, Inc.,
Series A, MBIA Insured, 7%, 7/1/16               Aaa/AAA           1,250,000       1,534,250
--------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health
System, 6.25%, 10/1/15                           A3/BBB+           2,000,000       2,097,180
--------------------------------------------------------------------------------------------
Northampton Cnty., PA HEAU RB,
Moravian College, Prerefunded, 8.20%,
6/1/11                                           NR/AAA            2,095,000       2,430,326
--------------------------------------------------------------------------------------------
Northampton Cnty., PA HEAU RRB, Lehigh
University, 7.10%, 9/1/05(2)                     A1/A+             2,140,000       2,188,492
--------------------------------------------------------------------------------------------
PA Convention Center Authority RB,
Escrowed to Maturity, Series A, FGIC
Insured, 6.70%, 9/1/16                           Aaa/AAA/AAA       1,850,000       2,177,709
--------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                   NR/BBB-/BBB-      2,000,000       2,201,660
--------------------------------------------------------------------------------------------

                   11 Oppenheimer Pennsylvania Municipal Fund

                                               Ratings:
                                               Moody's/
                                               S&P/Fitch        Face         Market Value
                                               (Unaudited)      Amount       See Note 1
-----------------------------------------------------------------------------------------
Pennsylvania (continued)
PA EDFAU RR RB, Northampton
Generating, Series A, 6.50%, 1/1/13            NR/NR           $1,450,000      $1,487,163
-----------------------------------------------------------------------------------------
PA EDFAU Wastewater Treatment RB, Sun
Co., Inc.-R & M Project, Series A, 7.60%
12/1/24                                        Baa1/BBB         2,000,000       2,316,560
-----------------------------------------------------------------------------------------
PA GORB, First Series, 10%, 4/15/98            A1/AA-/AA-       1,880,000       1,960,201
-----------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 8.158%,
3/1/22(1)                                      Aaa/AAA/AAA      1,250,000       1,381,250
-----------------------------------------------------------------------------------------
PA HEFAU College & University RB,
Thomas Jefferson University, Series A,
6.625%, 8/15/09                                Aa/A+            1,000,000       1,104,610
-----------------------------------------------------------------------------------------
PA HFA RB, SFM, Inverse Floater, 9.712%,
10/3/23(1)                                     Aa2/AA+          1,000,000       1,167,500
-----------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 40, 6.80%, 10/1/15      Aa2/AA+          2,000,000       2,168,800
-----------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 44C, 6.65%, 10/1/21     Aa2/AA+          1,000,000       1,079,670
-----------------------------------------------------------------------------------------
PA HFA RB, SFM, Series 54A, 6.15%, 10/1/22     Aa2/AA+          1,000,000       1,037,540
-----------------------------------------------------------------------------------------
PA IDAU ED RB, Prerefunded, Series A, 7%,
1/1/11                                         NR/A-/AAA        1,000,000       1,116,910
-----------------------------------------------------------------------------------------
PA State University RRB, Series B,
5.50%, 8/15/16                                 A1/AA-           2,500,000       2,529,000
-----------------------------------------------------------------------------------------
PA Turnpike Commission RB, Prerefunded,
Series E, MBIA Insured, 7.50%, 12/1/09         Aaa/AAA          1,000,000       1,096,450
-----------------------------------------------------------------------------------------
PA Turnpike Commission RB, Prerefunded,
Series K, 7.50%, 12/1/19                       Aaa/AAA          2,500,000       2,741,125
-----------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, 15th
Series, MBIA Insured, 5.25%, 8/1/15            Aaa/AAA/A-       1,000,000       1,007,130
-----------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RB,
Albert Einstein Medical Center, 7.625%
4/1/11                                         A3/BBB+          3,500,000       3,725,575
-----------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RB,
Temple University Hospital, Series A,
6.625%, 11/15/23                               Baa1/A-          3,800,000       4,120,834
-----------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.60%,
7/1/10                                         Baa3/BBB         3,560,000       3,823,903
-----------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Hospital Project, 5.875%, 7/1/17        Baa3/BBB         1,500,000       1,518,900
-----------------------------------------------------------------------------------------
Philadelphia, PA Regional Port Authority
Lease RB, MBIA Insured, Inverse Floater
8.50%, 9/1/20(1)                               Aaa/AAA          2,100,000       2,420,250
-----------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                     Aaa/AAA/AAA      4,400,000       5,957,424
-----------------------------------------------------------------------------------------

                   12 Oppenheimer Pennsylvania Municipal Fund

                                                   Ratings:
                                                   Moody's/
                                                   S&P/Fitch        Face           Market Value
                                                   (Unaudited)      Amount         See Note 1
-----------------------------------------------------------------------------------------------
Pennsylvania (continued)
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.20%, 10/1/21       Aa2/AAA         $   565,000      $   588,289
-----------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.25%, 10/1/28       Aa2/AAA           1,400,000        1,463,616
-----------------------------------------------------------------------------------------------
Pittsburgh, PA Water & Sewer Authority
RRB, Escrowed to Maturity, FGIC Insured,
7.25%, 9/1/14                                      Aaa/AAA/AAA       1,200,000        1,465,992
-----------------------------------------------------------------------------------------------
Reading, PA Parking Authority CAP RB, MBIA
Insured, Zero Coupon, 5.70%, 11/15/15(3)           Aaa/AAA           2,345,000          908,922
-----------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB,
Schuylkill Energy Resources, Inc., 6.50%,
1/1/10                                             NR/NR/BBB-        3,995,000        4,064,034
-----------------------------------------------------------------------------------------------
St. Mary HA Langhorne, PA Hospital RRB,
Franciscan Health Project, Series B, BIG
Insured, 7%, 7/1/14                                Aaa/AAA             500,000          534,735
-----------------------------------------------------------------------------------------------
Washington Cnty., PA Municipal Facility
Lease Authority RB, Prerefunded, AMBAC
Insured, 7.45%, 12/15/12                           Aaa/AAA/AAA       2,000,000        2,235,100
                                                                                    -----------
                                                                                     80,139,626
-----------------------------------------------------------------------------------------------
U.S. Possessions--9.4%
PR Commonwealth GOB, 6.50%, 7/1/15                 Baa1/A            1,200,000        1,397,268
-----------------------------------------------------------------------------------------------
PR Commonwealth GOB, MBIA Insured,
Inverse Floater, 8%, 7/1/08(1)                     Aaa/AAA           1,000,000        1,123,750
-----------------------------------------------------------------------------------------------
PR Commonwealth HTAU RB, Series Y, 5%,
7/1/36                                             Baa1/A            3,100,000        2,966,948
-----------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA
Insured, Zero Coupon, 5.69%, 7/1/17(3)             Aaa /AAA          3,300,000        1,200,969
-----------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical
& Environmental Control Facilities RB,
Polytechnic University Project, Series A,
6.50%, 8/1/24                                      NR/BBB-           1,000,000        1,087,580
-----------------------------------------------------------------------------------------------
PR Port Authority RB, American Airlines
Special Facilities Project, Series A, 6.25%,
6/1/26                                             Baa3/BBB+           675,000          724,113
                                                                                    -----------
                                                                                      8,500,628
-----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $84,374,226)                            98.2%      88,640,254
-----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                            1.8        1,589,552
                                                                   -----------      -----------
Net Assets                                                               100.0%     $90,229,806
                                                                   ===========      ===========


                   13 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
To simplify the listings of securities abbreviations are used per the table below:



CAP  --Capital Appreciation                   HEFAU--Higher Educational Facilities Authority
ED   --Economic Development                   HFA  --Housing Finance Agency
EDFAU--Economic Development                   HTAU --Highway & Transportation Authority
       Finance Authority                      IDAU --Industrial Development Authority
EPAU --Electric Power Authority               PC   --Pollution Control
GOB  --General Obligation Bonds               RB   --Revenue Bonds
GORB --General Obligation Refunding Bonds     RR   --Resource Recovery
HA   --Hospital Authority                     RRB  --Revenue Refunding Bonds
HEAA --Higher Education Assistance Agency     SFM  --Single Family Mortgage
HEAU --Higher Education Authority

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $8,120,141 or 9% of the Fund's net assets at July 31, 1997.

2. Securities with an aggregate market value of $1,022,660 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                   14 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
As of July 31, 1997, securities subject to the alternative minimum tax amount to $17,628,290 or 19.54% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                       Market Value         Percent
-----------------------------------------------------------
Hospital/Healthcare             $21,149,941           23.8%
-----------------------------------------------------------
Higher Education                 11,510,078           13.0
-----------------------------------------------------------
Highways                          8,533,857            9.6
-----------------------------------------------------------
Resource Recovery                 7,752,857            8.7
-----------------------------------------------------------
Single Family Housing             7,505,415            8.5
-----------------------------------------------------------
Water Utilities                   7,423,416            8.4
-----------------------------------------------------------
General Obligation                5,702,469            6.4
-----------------------------------------------------------
Lease Rental                      4,412,809            5.0
-----------------------------------------------------------
Corporate Backed                  4,157,583            4.7
-----------------------------------------------------------
Pollution Control                 3,360,760            3.8
-----------------------------------------------------------
Marine/Aviation Facilities        2,420,250            2.7
-----------------------------------------------------------
Student Loans                     1,381,250            1.6
-----------------------------------------------------------
Electric Utilities                1,200,969            1.4
-----------------------------------------------------------
Education                         1,121,470            1.3
-----------------------------------------------------------
Gas Utilities                     1,007,130            1.1
                                -----------          ------
                                $88,640,254          100.0%
                                ============         ======


See accompanying Notes to Financial Statements.

                   15 Oppenheimer Pennsylvania Municipal Fund

Statement of Assets and Liabilities   July 31, 1997

Assets
Investments, at value (cost $84,374,226)--see accompanying statement      $ 88,640,254
--------------------------------------------------------------------------------------
Cash                                                                           523,779
--------------------------------------------------------------------------------------
Receivables:
Interest                                                                     1,293,825
Shares of beneficial interest sold                                             193,622
--------------------------------------------------------------------------------------
Other                                                                            5,002
                                                                          ------------
Total assets                                                                90,656,482

--------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Dividends                                                                      269,127
Shareholder reports                                                             49,551
Shares of beneficial interest redeemed                                          37,612
Trustees' fees --Note 1                                                         29,649
Distribution and service plan fees                                              11,087
Daily variation on futures contracts --Note 5                                    9,375
Transfer and shareholder servicing agent fees                                    4,363
Other                                                                           15,912
                                                                          ------------
Total liabilities                                                              426,676

--------------------------------------------------------------------------------------
Net Assets                                                                $ 90,229,806
                                                                          ============

--------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                           $ 87,707,489
--------------------------------------------------------------------------------------
Overdistributed net investment income                                         (167,336)
--------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                    (1,427,781)
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments --Notes 3 and 5                   4,117,434
                                                                          ------------
Net assets                                                                $ 90,229,806
                                                                          ============


                   16 Oppenheimer Pennsylvania Municipal Fund

-----------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$68,279,964 and 5,485,676 shares of beneficial interest outstanding)               $12.45
Maximum offering price per share (net asset value plus sales charge of 4.75%
of offering price)                                                                 $13.07
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,338,904
and 1,553,925 shares of beneficial interest outstanding)                           $12.45
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,610,938
and 209,882 shares of beneficial interest outstanding)                             $12.44

See accompanying Notes to Financial Statements.


                   17 Oppenheimer Pennsylvania Municipal Fund

Statement of Operations  For the Year Ended July 31, 1997

-----------------------------------------------------------------------------------
Investment Income
Interest                                                                 $5,636,842
-----------------------------------------------------------------------------------
Expenses
Management fees -- Note 4                                                   505,333
-----------------------------------------------------------------------------------
Distribution and service plan fees -- Note 4:
Class A                                                                      95,484
Class B                                                                     172,166
Class C                                                                      13,881
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees -- Note 4                      73,337
-----------------------------------------------------------------------------------
Shareholder reports                                                          59,161
-----------------------------------------------------------------------------------
Legal and auditing fees                                                      10,324
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                   9,874
-----------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                          28
Class B                                                                         749
Class C                                                                         345
-----------------------------------------------------------------------------------
Other                                                                           622
                                                                         ----------
Total expenses                                                              941,304
                                                                         ----------
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4               (33,555)
Less expenses paid indirectly--Note 4                                        (9,560)
                                                                         ----------
Net expenses                                                                898,189
-----------------------------------------------------------------------------------
Net Investment Income                                                     4,738,653
-----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                                (178,404)
Closing of futures contracts                                               (204,083)
                                                                         ----------
Net realized loss                                                          (382,487)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      3,353,916
                                                                         ----------
Net realized and unrealized gain                                          2,971,429
-----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     $7,710,082
                                                                         ==========

See accompanying Notes to Financial Statements.


                   18 Oppenheimer Pennsylvania Municipal Fund

Statements of Changes in Net Assets


                                                                                    Year Ended
                                                 Year Ended July 31,                December 31,
                                                 1997              1996(1)          1995
-----------------------------------------------------------------------------------------------
Operations
Net investment income                            $  4,738,653      $  2,600,096     $ 4,284,425
-----------------------------------------------------------------------------------------------
Net realized loss                                    (382,487)          (39,279)       (149,202)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                     3,353,916        (2,305,381)      7,766,744
                                                 ------------      ------------     -----------
Net increase in net assets resulting from
operations                                          7,710,082           255,436      11,901,967
-----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                            (3,716,343)       (2,144,352)     (3,637,885)
Class B                                              (844,253)         (430,663)       (583,457)
Class C                                               (67,628)           (8,248)           (803)
-----------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                    --                --         (92,297)
Class B                                                    --                --         (20,449)
-----------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets
resulting from beneficial interest
transactions -- Note 2:
Class A                                             1,518,657          (191,910)       (796,475)
Class B                                             2,681,795         1,960,511       3,839,201
Class C                                             2,069,618           224,120         262,069
-----------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                           9,351,928          (335,106)     10,871,871
-----------------------------------------------------------------------------------------------
Beginning of period                                80,877,878        81,212,984      70,341,113
                                                 ------------      ------------     -----------
End of period (including overdistributed net
investment income of $167,336, $161,975
and $147,080, respectively)                      $ 90,229,806      $ 80,877,878     $81,212,984
                                                 ============      ============     ===========

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

See accompanying Notes to Financial Statements.

                   19 Oppenheimer Pennsylvania Municipal Fund

Financial Highlights


                                            Class A
                                            ----------------------------------------------------------------------------------
                                            Year Ended July 3               Year Ended December 31,
                                            1997        1996(2)             1995           1994           1993        1992
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period        $  12.01    $     12.36         $  11.19       $   12.85      $  12.05    $  11.93
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .70            .40              .68             .67           .69         .76
Net realized and unrealized gain (loss)          .43           (.35)            1.18           (1.64)          .85         .17
                                            --------    -----------         --------       ---------      --------    --------
Total income (loss) from investment
operations                                      1.13            .05             1.86            (.97)         1.54         .93
------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income            (.69)          (.40)            (.67)           (.69)         (.70)       (.73)
Dividends in excess of net investment
income                                            --             --             (.02)             --            --          --
Distributions from net realized gain              --             --               --              --          (.04)       (.08)
                                            --------    -----------         --------       -----------    --------    --------
Total dividends and distributions to
shareholders                                    (.69)          (.40)            (.69)           (.69)         (.74)       (.81)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $  12.45    $     12.01         $  12.36       $   11.19      $  12.85    $  12.05
                                            ========    ===========         ========       =========      ========    ========
------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)             9.68%          0.44%          16.94%           (7.68)%       13.12%       8.04%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $ 68,280    $    64,391         $66,483         $ 60,857       $64,640    $ 33,290
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 65,710    $    64,997         $64,901         $ 62,786      $ 50,974    $ 21,936
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           5.79%          5.71%(5)        5.68%            5.65%         5.52%       6.36%
Expenses, before voluntary assumption by
the Manager or Distributor(6)                   0.93%          1.03%(5)        1.02%            0.98%         1.06%       1.39%
Expenses, net of voluntary assumption by
the Manager or Distributor                      0.90%           N/              N/A              N/A          0.99%       1.06%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      22.3%           5.8%           31.1%            37.0%         14.6%       29.9%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                   20 Oppenheimer Pennsylvania Municipal Fund

Class B                                                               Class C
--------------------------------------------------------------------- ------------------------------------------
                                                                                                     Period
                                                                                                     Ended
Year Ended July 31,            Year Ended December 31,                 Year Ended July 31,           Dec. 31,
1997         1996(2)           1995       1994        1993(3)          1997        1996(2)           1995(1)
----------------------------------------------------------------------------------------------------------------
$   12.01    $     12.36       $  11.19   $  12.84    $     12.44      $  12.00    $     12.36       $     11.91
----------------------------------------------------------------------------------------------------------------
      .61            .35            .59       .59             .36           .60            .34               .21
      .42           (.35)          1.17     (1.65)            .45           .43           (.36)              .45
---------    -----------       --------   ----------- -----------      --------    -----------       -----------
     1.03             --           1.76     (1.06)            .81          1.03           (.02)              .66
----------------------------------------------------------------------------------------------------------------
      (.59)         (.35)          (.57)     (.59)           (.37)         (.59)          (.34)             (.21)
       --             --           (.02)       --              --            --             --                --
       --             --             --        --            (.04)           --             --                --
---------    -----------       --------   ----------- -----------      --------    -----------       -----------
     (.59)          (.35)          (.59)     (.59)           (.41)         (.59)          (.34)             (.21)
----------------------------------------------------------------------------------------------------------------
$   12.45    $     12.01       $  12.36   $  11.19    $     12.84      $  12.44    $     12.00       $     12.36
=========    ===========       ========   =========== ===========      ========    ===========       ===========
----------------------------------------------------------------------------------------------------------------
     8.86%         (0.01)%        16.06%    (8.32)%          6.67%         8.84%         (0.15)%            5.55%
----------------------------------------------------------------------------------------------------------------
$  19,339    $    16,005       $ 14,466   $  9,484    $     5,576      $  2,611    $       482       $       264
----------------------------------------------------------------------------------------------------------------
$  17,243    $    15,085       $ 12,183   $  7,329    $     2,770      $  1,390    $       296       $        51
----------------------------------------------------------------------------------------------------------------
     5.02%          4.94%(5)       4.89%     4.88%           4.26(5)       4.99%          4.83%(5)          4.40%(5)
     1.78%          1.89%(5)       1.89%     1.85%           1.88(5)       1.79%          1.97%(5)          2.07%(5)
     1.65%          1.79%(5)       1.78%     1.75%           1.78%(5)      1.66%          1.87%(5)          1.96%(5)
----------------------------------------------------------------------------------------------------------------
    22.3 %         5.8 %         31.1 %    37.0 %          14.6 %        22.3 %          5.8 %            31.1 %

6. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1997 were $24,156,172 and $18,551,508, respectively.

See accompanying Notes to Financial Statements.

                   21 Oppenheimer Pennsylvania Municipal Fund

Notes to Financial Statements

-------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek the maximum current income exempt from federal and Pennsylvania personal income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds,
Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class
A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At July 31, 1997, the Fund had available for federal income purposes an unused capital loss carryover of $1,153,000, which expires between 2002 and 2004.


                   22 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1997, a credit of $14,246 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $29,649 at July 31, 1997.
--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              During the year ended July 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1997, amounts have been reclassified to reflect an increase in overdistributed net investment income of $115,790. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.


                   23 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                 Year Ended July 31, 1997           Period Ended July 31, 1996(1)   Year Ended Dec. 31, 1995(2)
                 ----------------------------       -----------------------------   -----------------------------
                 Shares        Amount               Shares      Amount              Shares          Amount
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold              903,722      $  10,967,827         444,071    $  5,368,304           825,097      $   9,802,254
Dividends
reinvested        191,572          2,323,665         113,937       1,371,426           199,971          2,384,211
Redeemed         (971,739)       (11,772,835)       (572,992)     (6,931,640)       (1,088,358)       (12,982,940)
                ---------      -------------       ---------    ------------       -----------      -------------
Net increase
(decrease)        123,555      $   1,518,657         (14,984)   $   (191,910)          (63,290)     $    (796,475)
                =========      =============       =========    ============       ===========      =============
-----------------------------------------------------------------------------------------------------------------
Class B:
Sold              347,074      $   4,208,953         224,245    $  2,699,403           359,124      $   4,282,282
Dividends
reinvested         39,450            478,556          21,125         254,088            30,661            366,174
Redeemed         (165,514)        (2,005,714)        (82,510)       (992,980)          (67,574)          (809,255)
                ---------      -------------       ---------    ------------       -----------      -------------
Net increase      221,010      $   2,681,795         162,860    $  1,960,511           322,211      $   3,839,201
                =========      =============       =========    ============       ===========      =============
-----------------------------------------------------------------------------------------------------------------
Class C:
Sold              184,614      $   2,249,660          29,594    $    355,700            21,431      $     263,229
Dividends
reinvested          3,565             43,275             608           7,281                31                377
Redeemed          (18,433)          (223,317)        (11,403)       (138,861)             (125)            (1,537)
                ---------      -------------       ---------    ------------       -----------      -------------
Net increase      169,746      $   2,069,618          18,799    $    224,120            21,337      $     262,069
                =========      =============       =========    ============       ===========      =============

1. The Fund changed its fiscal year end from December 31 to July 31.

2. For the year ended December 31, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.
--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At July 31, 1997, net unrealized appreciation on investments of $4,266,028 was composed of gross appreciation of $4,905,015, and gross depreciation of $638,987.

                   24 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets.

              For the year ended July 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $229,396, of which $44,608 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $162,068 and $20,610, respectively, of which $7,054 was paid to an affiliated broker/dealer for Class B. During the year ended July 31, 1997, OFDI received contingent deferred sales charges of $45,781 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained at the custodian bank by the Fund.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended July 31, 1997, OFDI paid $6,747 to an affiliated broker/ dealer as reimbursement for Class A personal service and maintenance expenses.


                   25 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates   (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed for Class B and Class C shares on the average annual net assets of each class, respectively, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI paid $1,928 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $134,557 and $11,004, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At July 31, 1997, OFDI had incurred unreimbursed expenses of $535,790 for Class B and $28,807 for Class C.
--------------------------------------------------------------------------------
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


                   26 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

              At July 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:


                                            Number of             Valuation as of     Unrealized
                        Expiration Date     Futures Contracts     July 31, 1997       Depreciation
--------------------------------------------------------------------------------------------------
U.S. Treasury Bonds     9/97                25                    $2,918,750          $148,594


                   27 Oppenheimer Pennsylvania Municipal Fund

Independent Auditors' Report

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Pennsylvania Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Pennsylvania Municipal Fund (formerly Oppenheimer Pennsylvania Tax-Exempt Fund) (a series of Oppenheimer Multi-State Municipal Trust) as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996 and for each of the years in the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP


Denver, Colorado
August 21, 1997

                   28 Oppenheimer Pennsylvania Municipal Fund

Federal Income Tax Information  (Unaudited)

--------------------------------------------------------------------------------
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


                   29 Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

A series of Oppenheimer Multi-State Municipal Trust

--------------------------------------------------------------------------------
Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                          Donald W. Spiro, Vice Chairman of the Board of
                            Trustees
                          Bridget A. Macaskill, Trustee and President
                          Robert G. Galli, Trustee
                          Benjamin Lipstein, Trustee
                          Elizabeth B. Moynihan, Trustee
                          Kenneth A. Randall, Trustee
                          Edward V. Regan, Trustee
                          Russell S. Reynolds, Jr., Trustee
                          Pauline Trigere, Trustee
                          Clayton K. Yeutter, Trustee
                          Robert E. Patterson, Vice President
                          George C. Bowen, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Adviser        OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor               OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder  OppenheimerFunds Services
Servicing Agent

--------------------------------------------------------------------------------
Custodian of Portfolio    Citibank, N.A.
Securities

--------------------------------------------------------------------------------
Independent Auditors      KPMG Peat Marwick LLP

--------------------------------------------------------------------------------
Legal Counsel             Gordon Altman Butowsky Weitzen Shalov & Wein

                          This is a copy of a report to shareholders of Oppenheimer Pennsylvania Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   30 Oppenheimer Pennsylvania Municipal Fund

OppenheimerFunds Family

-----------------------------------------------------------------------------------------
Real Asset Funds
-----------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------
Stock Funds
-----------------------------------------------------------------------------------------
Developing Markets Fund        Quest Small Cap Value Fund     Global Fund
Enterprise Fund                Capital Appreciation Fund1     Quest Global Value Fund
International Growth Fund      Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                 Growth Fund                    Quest Value Fund

-----------------------------------------------------------------------------------------
Stock & Bond Funds
-----------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

-----------------------------------------------------------------------------------------
Bond Funds
-----------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

-----------------------------------------------------------------------------------------
Municipal Funds
-----------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund     Municipal Fund

-----------------------------------------------------------------------------------------
Money Market Funds(4)
-----------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

-----------------------------------------------------------------------------------------
LifeSpan
-----------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


                   31 Oppenheimer Pennsylvania Municipal Fund

Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account information

www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457


PhoneLink
24-hr automated information and automated transactions

1-800-533-3310


Telecommunication Device for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

1-800-835-3104


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.



[OPPENHEIMER LOGO]
OppenheimerFunds(SM)
Distributor, Inc.


RA0740.001.0797 September 30, 1997